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                          AIM VARIABLE INSURANCE FUNDS

                        AIM V.I. AGGRESSIVE GROWTH FUND
                             AIM V.I. BALANCED FUND
                            AIM V.I. BLUE CHIP FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                       AIM V.I. CAPITAL DEVELOPMENT FUND
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                      AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                        AIM V.I. GROWTH AND INCOME FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND
                              AIM V.I. VALUE FUND

                         Supplement dated June 29, 2000
                      to the Prospectus dated May 1, 2000
                         as supplemented June 21, 2000


The Board of Trustees of AIM Variable Insurance Funds (the trust), on behalf of the AIM V.I. Global Growth and Income Fund (the fund), voted to request shareholders to approve the following items that will affect the fund:

           --- To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIM Variable Insurance Funds ("AVIF"), on behalf of its AIM V.I. Global Growth and Income Fund ("Acquired Fund") and its AIM V.I. Growth and Income Fund ("Acquiring Fund"), and A I M Advisors, Inc., and the consummation of the transaction that the Agreement contemplates. The Agreement contemplates the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund, which shares the Acquiring Fund will directly issue to the shareholders of the Acquired Fund. Each shareholder of the Acquired Fund will receive that number of the Acquiring Fund's shares representing interests with an aggregate net asset value equal to the aggregate net asset value of his or her shares of the Acquired Fund.

           --- To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board of Trustees of the trust has called a meeting of the fund's shareholders to be held on or about September 1, 2000 to vote on these and other proposals. Only shareholders of record as of June 23, 2000 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about September 18, 2000.